Exhibit 10.89

Hudson Pacific Properties, L.P.

First Amendment
Dated November 7, 2019

to

Note Purchase Agreement
Dated as of July 6, 2016

3.98% Series D Guaranteed Senior Notes due July 6, 2026
3.66% Series E Guaranteed Senior Notes due September 15, 2023

Exhibit 10.89
First Amendment to Note Purchase Agreement

        This First Amendment dated November 7, 2019 (this “First Amendment”) to that certain Note Purchase Agreement dated as of July 6, 2016 is among Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Company”), and each holder of Original Notes (as hereinafter defined) (collectively, the “Noteholders”) that is a signatory hereto.
Recitals:

        A. Whereas, the Company has heretofore entered into that certain Note Purchase Agreement dated as of July 6, 2016 (the “Original Note Agreement”) with each of the Purchasers party thereto pursuant to which the Company issued and has outstanding (a) $150,000,000 aggregate principal amount of its 3.98% Series D Guaranteed Senior Notes due July 6, 2026 (the “Series D Notes”) and (b) $50,000,000 aggregate principal amount of its 3.66% Series E Guaranteed Senior Notes due September 15, 2023 (the “Series E Notes”; the Series D Notes and the Series E Notes, the “Original Notes”);
        B. Whereas, capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Agreement unless herein defined or the context shall otherwise require;
        C. Whereas, the Company has requested that the Noteholders amend the Original Note Agreement in certain respects;
        D. Whereas, the Noteholders party hereto have agreed to the amendment request of the Company, and the Company and such Noteholders now desire to amend the Original Note Agreement in the respects, but only in the respects, hereinafter set forth; and
        E. Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
        Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders party hereto do hereby agree as follows:
SECTION 1.Amendments.
1.1. Section 7.2(a) of the Original Note Agreement shall be and is hereby amended and restated in its entirety to read as follows:
“(a) Covenant Compliance — setting forth (1) the information from such financial statements that is required in order to establish whether the

Exhibit 10.89
Company was in compliance with the requirements of Section 10.5 and each Additional Covenant during the quarterly or annual period covered by the statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section or Additional Covenant, and the calculation of the amount, ratio or percentage then in existence and (2) a list of the assets included in the calculation of Unencumbered Asset Value. The calculations required pursuant to this Section 7.2 shall be in Dollars and any conversion from Canadian Dollars to Dollars shall be calculated using the same methodology as the conversion from Canadian Dollars to Dollars in Hudson REIT’s public reporting practice with respect thereto in accordance with all appropriate guidance applicable thereto. In the event that Hudson REIT, the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;”

1.2. The definitions of “Property,” “Unencumbered Asset Value” and “Unencumbered NOI” set forth in Schedule A to the Original Note Agreement shall be and are hereby amended and restated in their entirety to read as follows, respectively:
        “Property” means any parcel of real property owned or leased (in whole or in part) or operated by the Company, Hudson REIT, any Subsidiary or any Unconsolidated Affiliate of Hudson REIT and which is located in a state of the United States of America or the District of Columbia or Canada.

        “Unencumbered Asset Value” means without duplication, the sum of the following:

        (a) For each Unencumbered Pool Property owned for the most recently ended four fiscal quarters, the quotient of (1) Net Operating Income attributable to such Unencumbered Pool Property (i) if other than a Studio Property, for the most recently ended two fiscal quarters annualized, and (ii) if a Studio Property, for the most recently ended four fiscal quarters, divided by (2) the Capitalization Rate, plus

        (b) For each Unencumbered Pool Property acquired within the last four fiscal quarters, the acquisition cost of such Unencumbered Pool Property.

Exhibit 10.89
        Notwithstanding the above, (A) to the extent that the Unencumbered Asset Value attributable to Unencumbered Pool Properties subject to Ground Leases exceeds 30% of total Unencumbered Asset Value (provided that the Metro Park Ground Lease shall not be taken into account when calculating such 30% limitation), such excess shall be excluded from Unencumbered Asset Value; (B) to the extent that the aggregate rental revenue of the Unencumbered Pool Properties generated from a single tenant or Affiliated tenants in the aggregate exceeds 25%, in each such case, such excess shall be excluded when determining Net Operating Income for the purposes of calculating Unencumbered Asset Value; and (C) to the extent that the Unencumbered Asset Value attributable to Unencumbered Pool Properties located in Canada exceeds 20% of total Unencumbered Asset Value, such excess shall be excluded from Unencumbered Asset Value. In no event shall a Property valued pursuant to clause (a) of this definition above be less than zero.

        “Unencumbered NOI” means, for any period the aggregate NOI from the Unencumbered Pool Properties for the most recent two fiscal quarters annualized. To the extent that an Unencumbered Pool Property has been owned for at least one month, but not for a full fiscal quarter, the NOI from that Property for such period of ownership will be annualized. If the Property has not been owned for one full month, NOI shall be based on a pro forma NOI approved by the Required Holders, provided that any pro forma NOI approved by the administrative agents under each Material Credit Facility shall be deemed to be approved by the Required Holders.

        1.3 The following new definitions shall be and are hereby added to Schedule A to the Original Note Agreement in proper sequence:
“Canadian Dollars” means lawful currency of Canada.
“Dollars” means lawful currency of the United States of America.
1.4 The definition of “Total Asset Value” set forth in Schedule A to the Original Note Agreement shall be and is hereby amended by (a) deleting the word “and” at the end of the second clause (f) thereof, (b) deleting the period after the word “Value” in the second clause (g) thereof and replacing it with “; and” and (c) adding the following new clause (h) after such second clause (g):
“(h)  Investments in Properties located in Canada, such that the aggregate value in such Investments in Properties located in Canada exceeds 15% of Total Asset Value.”

Exhibit 10.89
SECTION 2.Representations and Warranties of the Company.
2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:
(a) this First Amendment has been duly authorized by all necessary limited partnership action on the part of the Company and has been duly executed and delivered by the Company, and this First Amendment and the Original Note Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b) the execution and delivery of this First Amendment by the Company and the performance by the Company hereof and of the Original Note Agreement, as amended by this First Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Hudson REIT or the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which Hudson REIT or the Company is bound or by which Hudson REIT or the Company or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to Hudson REIT or the Company or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Hudson REIT or the Company;
(c) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this First Amendment by the Company or the performance by the Company hereof or of the Original Note Agreement, as amended by this First Amendment;
(d) on the CP Satisfaction Date (as hereinafter defined), after giving effect to this First Amendment, all the representations and warranties contained in Section 5 of the Original Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date); and

Exhibit 10.89
(e) as of the CP Satisfaction Date and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing and no waiver of Default or Event of Default is in effect.
SECTION 3.Conditions to Effectiveness of this First Amendment.
3.1. This First Amendment shall become effective upon satisfaction of each and every one of the following conditions (the date of such satisfaction, the “CP Satisfaction Date”):
(a) executed counterparts of this First Amendment, duly executed by the Company, Hudson REIT and Noteholders constituting Required Holders, shall have been delivered to each Noteholder or its special counsel;
(b) the representations and warranties of the Company set forth in Section 2 hereof shall be true and correct on and with respect to the CP Satisfaction Date;
(c) each Material Credit Facility in effect on the date of this First Amendment shall have been amended to align the relevant terms thereof with the amended terms of the Original Note Agreement pursuant to this First Amendment, and copies of each such amendment shall have been delivered to each Noteholder or its special counsel; and
(d) the Company shall have paid the reasonable and documented fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.
SECTION 4.Miscellaneous.
4.1. This First Amendment shall be construed in connection with and as part of the Original Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Original Note Agreement are hereby ratified and shall be and remain in full force and effect. Notwithstanding the date of this First Amendment, the amendments herein shall apply to the calculations set forth in the Senior Financial Officer’s certificate delivered pursuant to Section 7.2(a) for the fiscal quarter ended September 30, 2019.
4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Exhibit 10.89
4.4. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
4.5. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Delivery of an executed counterpart of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

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Exhibit 10.89

HUDSON PACIFIC PROPERTIES, L.P.

By:
		Name:	Mark T. Lammas
		Title:	Chief Operating Officer, Chief Financial Officer & Treasurer

ACKNOWLEDGED AND AGREED:

HUDSON PACIFIC PROPERTIES, INC.

By:
Name:	Mark T. Lammas
Title:	Chief Operating Officer, Chief Financial Officer & Treasurer

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	Nuveen Alternative Advisors LLC

By:
	Name:	Chris Miller
	Title:	Senior Director

Aggregate principal amount of Notes held by Noteholder:		$70,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
	Title:	Vice President

Aggregate principal amount of Notes held by Noteholder:		$35,000,000

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY

By:	PGIM, Inc.,
	as investment manager

By:
	Title:	Vice President

Aggregate principal amount of Notes held by Noteholder:		$7,000,000

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc.,
	as investment manager

By:
	Title:	Vice President

Aggregate principal amount of Notes held by Noteholder:		$8,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

USAA LIFE INSURANCE COMPANY
By:	BlackRock Financial Management, Inc., as investment manager

By:
	Name:	R. Marshall Merrina
	Title:	Managing Director

Aggregate principal amount of Notes held by Noteholder:		$25,000,000

USAA CASUALTY INSURANCE COMPANY

By:	BlackRock Financial Management, Inc., as investment manager

By:
	Name:	R. Marshall Merrina
	Title:	Managing Director

Aggregate principal amount of Notes held by Noteholder:		$5,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

JUST RETIREMENT LIMITED

By:	MetLife Investment Management Limited,
as Investment Manager

By:
	Name:	Annette Bannister
	Title:	Authorized Signatory

Aggregate principal amount of Notes held by Noteholder:		$25,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

PACIFIC LIFE INSURANCE COMPANY

By:
	Name:	Richard S. Banno
	Title:	Assistant Vice President

By:
	Name:	Joseph Tortorelli
	Title:	Assistant Secretary

Aggregate principal amount of Notes held by Noteholder:		$13,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY (F/K/A HARTFORD LIFE AND ANNUITY INSURANCE COMPANY)
TALCOTT RESOLUTION INSURANCE COMPANY (F/K/A/ HARTFORD LIFE INSURANCE COMPANY)

By:	Hartford Investment Management Company
Their investment manager

By:
	Name:	Dawn M. Crunden
	Title:	Senior Vice President

Aggregate principal amount of Notes held by Noteholder:		$10,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]

Exhibit 10.89

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:
	Name:	David L. Voge
	Title:	Fixed Income Portfolio Manager

Aggregate principal amount of Notes held by Noteholder:		$2,000,000

[Signature Page to First Amendment to 2016 Note Purchase Agreement –
Hudson Pacific Properties, L.P.]